Exhibit 10.9

LIEN SUBORDINATION AGREEMENT

The undersigned, pursuant to that certain Loan and Security Agreement, dated as of December 1, 2005, by and among the Obligor (as defined below), certain of its subsidiaries and affiliates, certain financial institutions party thereto from time to time (individually, a “Lender” and collectively, the “Lenders”) and the undersigned, as a Lender and in its capacity as agent for the Lenders (in such capacity, “Agent”), as the same may be amended, supplemented, restated, modified or refinanced from time to time (the “Credit Agreement”), has or may acquire a security interest or other lien in the Property, as hereinafter defined, which is now, or hereafter may be, owned or leased by Insight Equity A.P. X, LP (“Obligor”).  “Property” means the property identified on Schedule “A” and the identifiable proceeds thereof.

The undersigned understands that ORIX Financial Services, Inc. (“ORIX”) has or may acquire a security interest in the Property, or is or will become the owner of the Property.

NOW, THEREFORE, in consideration of the foregoing, the undersigned agrees as follows:

1.             The undersigned’s security interest or other lien, if any, in the Property, whenever or however acquired (and without regard to the order of attachment or perfection, whether by the filing of financing statements or otherwise), shall be subordinate and inferior to any security interest which ORIX may have or may hereafter acquire in the Property if and to the extent that such security interest secures debt in the principal amount not to exceed $616,560, together with interest accrued on such principal amount, owed by Obligor to ORIX (the “Permitted ORIX Debt”).

2.             The undersigned waives notice of the retention of title by ORIX or the attachment of any security interest in the Property in favor of ORIX.  The undersigned will not enforce its security interest or other lien in the Property, if any, until the earliest to occur of (a) the date when all Permitted ORIX Debt owing by Obligor to ORIX has been finally and irrevocably paid in full, (b) the undersigned has given ORIX (at its address below) 90 days prior written notice of the undersigned’s intention to enforce its security interest with respect to the Property, or (c) ORIX or its successor or assign has instituted any similar enforcement action against or with respect to the Property.

3.             This Lien Subordination Agreement shall be binding on the successors and assigns of the undersigned, including any party to whom the undersigned transfers its interest in the Property and shall inure to the benefit of the successors and assigns of ORIX.

4.             The undersigned will take such action and will execute and deliver such documents as may be reasonably requested by ORIX to further evidence and carry out the terms of this Lien Subordination Agreement.

5.             No provision of this Lien Subordination Agreement may be waived or modified except in a writing signed by the parties.

6.             This Lien Subordination Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Texas, without regard to principles of conflicts of laws.

7.             Obligor and the Agent and the Lenders under the Credit Agreement agree that, effective as of the date of the incurrence of the Permitted ORIX Debt, the Permitted ORIX Debt shall be deemed to constitute “purchase money Indebtedness” for all purposes of Section 7.8 of the Credit Agreement.

[SIGNATURE PAGE FOLLOWS]

ORIX FINANCE CORP., as Lender and as Agent under the Credit Agreement

By:	/s/ Glenn Johnson
Name:	Glenn Johnson
Title:	Director
Date: March 7, 2006

ORIX FINANCIAL SERVICES, INC.

By:	/s/ Sheila Mahon
Name:	Sheila Mahon
Title:	Senior Vice President
Date: March 7, 2006

Address for Notice Purposes:

ORIX Financial Services, Inc.
600 Town Park Lane
Kennesaw, GA 30144-3729

Attn:	Portfolio Department
Telephone:
Telecopier:	(770) 970-6702

INSIGHT EQUITY A.P. X, LP

By:	Insight Equity A.P. X Company, LLC
Its General Partner

	By:	/s/ Ted W. Beneski
	Name:	Ted W. Beneski
	Title:	Chairman/Mgr.
Date: March 9, 2006

The undersigned Lenders under the Credit Agreement hereby agree with and consent to the terms and provisions of this Lien Subordination Agreement.

BILL & MELINDA GATES FOUNDATION,
as a Leader under the Credit Agreement

By:	/s/ Michael Larson
Name:	Michael Larson
Title:	Investment Manager
Date: March 9, 2006

CASCADE INVESTMENTS, L.L.C.,
as a Lender under the Credit Agreement

By:	/s/ Michael Larson
Name:	Michael Larson
Title:	Business Manager
Date: March 9, 2006

ARROW INVESTMENT PARTNERS,
as a Lender under the Credit Agreement

By:	Grandview Capital Management, LLC, as
Authorized Agent and Investment Advisor

	By:	/s/ Kevin S. Buckle
Name: Kevin S. Buckle
Title: Senior Vice President
Date: March 10, 2006

NEWSTAR CP FUNDING LLC, as a Lender under
the Credit Agreement

By:	NewStar Financial, Inc., its designated
Manager

	By:	/s/ Walter J. Marullo
Name: Walter J. Marullo
Title: Director
Date: March 7, 2006

LIEN SUBORDINATION AGREEMENT

SCHEDULE “A” TO
LIEN SUBORDINATION AGREEMENT

Obligor:	Insight Equity A.P. X, LP

Property:

Quantity	Description	Serial No.
Three (3) New	Milacron Roboshots 330 SiB Injection Molding Machines	s/n 4190A01/05-11, s/n 4190A01/05-12 s/n 4190A01/05-14

Three (3) New	M-16iLB Fanue Robot - Long Arms with Options and Pedestals	F#73732, F#74282, and F#74278

One (1) New	M-16iB Fanue Robot - Short Arm With Options and Pedestal	F#73182

All the foregoing equipment together with all accessories, attachments and accessions related thereto (collectively “Property”).

/s/ GM
Initials